                                                     Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------



                                 AMBAC FINANCIAL
                                   GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     6351                   13-3621676
       (State or Other             (Primary Standard         (I.R.S. Employer
 Jurisdiction of Incorporation         Industrial         Identification Number)
      or Organization)          Classification Code Number)


                             One State Street Plaza
                            New York, New York 10004
                                 (212) 668-0340
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)


                               Anne G. Gill, Esq.
          First Vice President, Secretary and Assistant General Counsel


                           Ambac Financial Group, Inc.
                             One State Street Plaza
                            New York, New York 10004
                                 (212) 208-3355
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                   ----------

                                   copies to:

         Matthew J. Mallow, Esq.                    Edward F. Petrosky, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP         Sidley Austin Brown & Wood LLP
            Four Times Square                          787 Seventh Avenue
      New York, New York 10036-6522                 New York, New York 10019
             (212) 735-3000                              (212) 839-5300


                                   ----------

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-57206

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         CALCULATION OF REGISTRATION FEE

------------------------------ ------------------------ ----------------------- ------------------------ -----------------------
   Title of Each Class of                                  Proposed Maximum        Proposed Maximum
         Securities                 Amount To Be            Offering Price             Aggregate               Amount of
      To Be Registered             Registered (1)          Per Security (2)     Offering Price (2) (3)      Registration Fee
------------------------------ ------------------------ ----------------------- ------------------------ -----------------------
Debt Securities                      $30,000,000                 100%                 $30,000,000                $2,427
------------------------------ ------------------------ ----------------------- ------------------------ -----------------------

(1) Pursuant to Rule 462(b) under the Securities Act of 1933, as amended, the amount of securities being registered hereunder represents no more than 20% of the $150,000,000 of registered securities not previously sold by Ambac Financial Group, Inc. under Registration Statement No. 333-57206.

(2) We have estimated the proposed maximum aggregate offering price solely to calculate the amount of registration fee under Rule 457(o) of the Securities Act. In no event will the aggregate initial offering price of all securities issued from time to time hereunder exceed $30,000,000.

(3) If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such greater principal amount as shall result in an aggregate initial offering price not to exceed $30,000,000 less the dollar amount of any registered securities previously issued hereunder.

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

         This Registration Statement is being filed with respect to the registration of an additional $30,000,000 aggregate maximum principal amount of debt securities of Ambac Financial Group, Inc, a Delaware corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

         The Company hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-57206) declared effective on September 18, 2001 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

         The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 17th day of March, 2003.

                                      AMBAC FINANCIAL GROUP, INC.

                                      By: /s/    Thomas J. Gandolfo
                                         ---------------------------------------
                                          Name:  Thomas J. Gandolfo
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                          Date
---------                               -----                          ----

          *                    Chairman and Chief Executive      March 17, 2003
------------------------       Officer
Phillip B. Lassiter            (Principal Executive Officer)

/s/ Thomas J. Gandolfo         Senior Vice President and Chief
------------------------       Financial Officer
Thomas J. Gandolfo             (Principal Financial and          March 17, 2003
                               Accounting Officer)


          *
------------------------
Michael A. Callen              Director                          March 17, 2003

          *                    Director                          March 17, 2003
------------------------
Renso L. Caporali

          *                    Director                          March 17, 2003
------------------------
Jill M. Considine

          *                    Director                          March 17, 2003
------------------------
Richard Dulude

          *                    Director                          March 17, 2003
------------------------
Robert J. Genader

          *                    Director                          March 17, 2003
------------------------
W. Grant Gregory

/s/ Laura S. Unger             Director                          March 17, 2003
------------------------
Laura S. Unger


*By: /s/  Anne G. Gill
     -------------------------------
       Name:  Anne G. Gill
       Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
5.1                --  Opinion of Anne G. Gill, First Vice President, Secretary
                       and Assistant General Counsel of Ambac Financial Group, Inc.
23.1               --  Consent of KPMG LLP
23.2               --  Consent of Anne G. Gill (included in Exhibit 5.1)
24.1               --  Powers of Attorney (incorporated by reference to the
                       Registrant's Registration Statement on Form S-3 (File no. 333-57206))